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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 18, 1997





                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                        0-19442              06-1118515
(State or other jurisdiction)           (Commission          (IRS Employer
     of incorporation)                  File Number)       Identification No.)


   800 Connecticut Avenue, Norwalk, Connecticut                   06854
     (Address of principal executive offices)                   (Zip Code)


                                 (203) 852-1442
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

     Registrant's Press Release, dated November 6, 1996, is attached as an Exhibit hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

     (99)  Press Release dated February 18, 1997



                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                OXFORD HEALTH PLANS, INC.


Date: February 28, 1997                         By:  /s/  ANDREW B. CASSIDY
                                                   ------------------------
                                                         ANDREW B. CASSIDY
                                                    Chief Financial Officer

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                  OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                EXHIBIT INDEX


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Exhibit                                                            Page
Number            Description of Document                         Number
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
  (99)            Press Release dated February 18, 1997              4
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